                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                  Current Report Pursuant to Section 13 or 15(d) of
                              The Securities Act of 1934


                                  December 31, 1997
                   Date of Report (Date of earliest event reported)


                                 LARSCOM INCORPORATED
                (Exact name of registrant as specified in its charter)


        Delaware                       1-12491                 94-2362692
 ----------------------    -----------------------------  ---------------------
     (State or other          (Commission File Number)      (I.R.S. Employer
     jurisdiction of                                        Identification No.)
      incorporation)



                                1845 McCandless Drive
                                 Milpitas, CA  95035
                       (Address of principal executive offices)

                                   (408) 941-4000
                 (Registrant's telephone number, including area code)


                                    Not Applicable

                (Former name or address, if change since last report)


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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Larscom Incorporated, a Delaware corporation ("Larscom"), has previously announced that it had entered into an Agreement and Plan of Reorganization, dated December 2, 1997 (the "Reorganization Agreement"), among Larscom, NetEdge Systems, Inc., a Delaware corporation ("NetEdge"), and LPH Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Larscom ("Sub"). The merger was effected on December 31, 1997, pursuant to a Certificate of Merger filed with the Secretary of State of Delaware. The total merger consideration paid by Larscom consisted of approximately $26 million in cash plus approximately $9 million in assumption of liabilities. The merger is intended to be accounted for as a purchase and will give rise to a one-time charge in the quarter ending December 31, 1997. Further details regarding this announcement are contained in Larscom's press release dated December 31, 1997, attached as an exhibit hereto and incorporated by reference herein.

Item 7.   PRO FORMA FINANCIAL INFORMATION

     The following financial statements and exhibits are filed as part of this report, where indicated.

     (a)  Financial statements of business acquired, prepared pursuant to Rule
          3.05 of Regulation S-X:

          It is impracticable for the Registrant to provide audited financial statements of NetEdge at this time. Such audited financial statements will be filed as soon as practicable, but not later than March 16, 1998.

     (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

          It is impracticable for the Registrant to provide pro forma financial information assuming a business combination between the Registrant and NetEdge at this time. Such pro forma financial information will be filed as soon as practicable, but not later than March 16, 1998.

     (c) Exhibit in accordance with Item 601 of Regulation S-K: Agreement and Plan of Reorganization, dated as of December 2, 1997, among Larscom Incorporated, a Delaware corporation, LPH Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Larscom, and NetEdge Systems, Inc., a Delaware corporation.


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                                       EXHIBITS

Exhibit
Number    Exhibit Title
------    -------------

2.1 Agreement and Plan of Reorganization, dated as of December 2, 1997, among Larscom Incorporated, a Delaware corporation, LPH Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Larscom, and NetEdge Systems, Inc., a Delaware corporation.

99.1      Press Release











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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LARSCOM INCORPORATED



Dated:  January 2, 1998       By:  /s/ Bruce D. Horn
                                   -----------------------------------
                                   Bruce D. Horn
                                   Vice President, Finance and Chief Financial
                                   Officer (Principal Financial and Accounting
                                   Officer)







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